Exhibit 99.1

KIMBERLY-CLARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT

	2004
(Millions of dollars, except per share amounts)	Nine Months Ended Sept. 30	Third Quarter	Second Quarter	First Quarter
Net Sales	$11,181.8	$3,783.0	$3,687.3	$3,711.5
Cost of products sold	7,432.2	2,543.9	2,432.5	2,455.8

Gross Profit	3,749.6	1,239.1	1,254.8	1,255.7
Marketing, research and general expenses	1,847.0	613.6	615.6	617.8
Other (income) expense, net	37.6	8.6	14.5	14.5

Operating Profit	1,865.0	616.9	624.7	623.4
Nonoperating expense	(116.6)	(26.4)	(38.7)	(51.5)
Interest income	12.7	4.7	4.0	4.0
Interest expense	(120.5)	(41.1)	(40.7)	(38.7)

Income Before Income Taxes, Equity Interests and Discontinued Operations	1,640.6	554.1	549.3	537.2
Provision for income taxes	(358.2)	(132.7)	(118.2)	(107.3)
Share of net income of equity companies	92.1	31.3	29.9	30.9
Minority owners' share of subsidiaries' net income	(53.9)	(18.8)	(18.1)	(17.0)

Income From Continuing Operations	1,320.6	433.9	442.9	443.8

Income From Discontinued Operations, Net of Income Taxes	34.3	7.4	11.4	15.5

Net Income	$1,354.9	$441.3	$454.3	$459.3

Per Share Basis

Basic
Continuing operations	$2.65	$.88	$.89	$.88

Discontinued operations	$.07	$.02	$.02	$.04

Net income	$2.72	$.90	$.91	$.92

Diluted
Continuing operations	$2.63	$.87	$.88	$.88

Discontinued operations	$.07	$.02	$.02	$.03

Net income	$2.70	$.89	$.90	$.91

KIMBERLY-CLARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT

	2003
(Millions of dollars, except per share amounts)	Year Ended Dec. 31	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net Sales	$14,026.3	$3,623.1	$3,562.3	$3,464.2	$3,376.7
Cost of products sold	9,231.9	2,375.4	2,373.9	2,283.7	2,198.9

Gross Profit	4,794.4	1,247.7	1,188.4	1,180.5	1,177.8
Marketing, research and general expenses	2,350.3	611.8	583.1	573.3	582.1
Other (income) expense, net	112.5	34.7	21.3	21.0	35.5

Operating Profit	2,331.6	601.2	584.0	586.2	560.2
Nonoperating expense	(105.5)	(105.5)	--	--	--
Interest income	18.0	4.1	4.8	4.3	4.8
Interest expense	(167.8)	(39.6)	(40.6)	(44.6)	(43.0)

Income Before Income Taxes, Equity Interests and Discontinued Operations	2,076.3	460.2	548.2	545.9	522.0
Provision for income taxes	(484.1)	(26.2)	(150.3)	(157.2)	(150.4)
Share of net income of equity companies	107.0	28.8	21.9	30.3	26.0
Minority owners' share of subsidiaries' net income	(55.6)	(16.4)	(12.6)	(14.8)	(11.8)

Income From Continuing Operations	1,643.6	446.4	407.2	404.2	385.8

Income From Discontinued Operations, Net of Income Taxes	50.6	13.1	12.5	13.1	11.9

Net Income	$1,694.2	$459.5	$419.7	$417.3	$397.7

Per Share Basis

Basic
Continuing operations	$3.24	$.89	$.80	$.80	$.76

Discontinued operations	$.10	$.02	$.03	$.02	$.02

Net income	$3.34	$.91	$.83	$.82	$.78

Diluted
Continuing operations	$3.23	$.88	$.80	$.79	$.75

Discontinued operations	$.10	$.03	$.03	$.03	$.03

Net income	$3.33	$.91	$.83	$.82	$.78

KIMBERLY-CLARK CORPORATION AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENT

	Year Ended December 31
(Millions of dollars, except per share amounts)	2002	2001	2000
Net Sales	$13,231.5	$12,923.6	$12,468.5
Cost of products sold	8,537.7	8,349.8	7,944.6

Gross Profit	4,693.8	4,573.8	4,523.9
Marketing, research and general expenses	2,251.8	2,217.5	2,120.5
Other (income) expense, net	73.7	83.4	(104.5)

Operating Profit	2,368.3	2,272.9	2,507.9
Interest income	15.7	17.8	24.0
Interest expense	(181.9)	(191.4)	(221.4)

Income Before Income Taxes, Equity Interests, Discontinued Operations and Cumulative Effect of Accounting Change	2,202.1	2,099.3	2,310.5
Provision for income taxes	(629.9)	(619.4)	(710.0)
Share of net income of equity companies	113.3	154.4	186.4
Minority owners' share of subsidiaries' net income	(58.1)	(63.2)	(63.4)

Income From Continuing Operations	1,627.4	1,571.1	1,723.5

Income From Discontinued Operations, Net of Income Taxes	58.6	38.8	77.1

Income Before Cumulative Effect of Accounting Change	1,686.0	1,609.9	1,800.6
Cumulative effect of accounting change, net of income taxes	(11.4)	--	--

Net Income	$1,674.6	$1,609.9	$1,800.6

Per Share Basis

Basic
Continuing operations	$3.15	$2.97	$3.19

Discontinued operations	$.11	$.07	$.15

Cumulative effect of accounting change	$(.02)	$--	$--

Net income	$3.24	$3.04	$3.34

Diluted
Continuing operations	$3.13	$2.95	$3.17

Discontinued operations	$.11	$.07	$.14

Cumulative effect of accounting change	$(.02)	$--	$--

Net income	$3.22	$3.02	$3.31